April 22, 2003

                                DREYFUS PREMIER GROWTH FUND
                     (A SERIES OF DREYFUS GROWTH AND VALUE FUNDS, INC.)

                                  SUPPLEMENT TO PROSPECTUS
                                   DATED JANUARY 1, 2003

     At a meeting of the Board of Directors held on April 22, 2003, the Board of Directors of Dreyfus Growth and Value Funds, Inc. approved the liquidation of Dreyfus Premier Growth Fund (the "Portfolio") on or about June 17, 2003. Accordingly, over time the Portfolio's investment holdings will be liquidated and invested in money market instruments or other liquid assets until the Portfolio's assets are distributed to investors. After the close of trading on the New York Stock Exchange on May 1, 2003 (normally 4:00 p.m., Eastern time), the Portfolio will be closed to new investment accounts.